Exhibit 99.1

SABLE POLYMER SOLUTIONS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

SABLE POLYMER SOLUTIONS, llc

DECEMBER 31, 2015 and 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of

Sable Polymer Solutions, LLC

Rogers, Arkansas

We have audited the accompanying balance sheets of Sable Polymer Solutions, LLC (the “Company”) as of December 31, 2015 and 2014 and the related statements of operations, changes in member’s equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sable Polymer Solutions, LLC as of December 31, 2015 and 2014, and the results of its statements of operations, changes in member’s equity (deficit), and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and needs to obtain additional financing to continue the development of their product. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP

New York, NY

June 10, 2016

SABLE POLYMER SOLUTIONS, llc

BALANCE SHEETS

DECEMBER 31, 2015 and 2014

	(Dollars in thousands)
	December 31, 2015	December 31, 2014
ASSETS

CURRENT ASSETS
Cash	$31	$80
Accounts receivable, net of allowance	1,025	977
Accounts receivable – related parties	-	32
Inventory, net of reserves	1,238	1,040
Prepaid expenses	40	-
Other current assets	25	-
Total current assets	2,359	2,129

Property and equipment, net	1,391	1,358
Total non-current assets	1,391	1,358
TOTAL ASSETS	$3,750	$3,487

LIABILITIES AND MEMBER’S EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$175	$166
Note payable	1,500	500
Advances - related parties	-	1,929
Accounts payable	470	721
Accounts payable – related parties	63	-
Accrued expenses	126	4
Accrued interest	6	5
Total current liabilities	2,340	3,325

NON-CURRENT LIABILITIES
Commitments and contingencies	-	-
Long-term debt	327	503
Total non-current liabilities	327	503

Total liabilities	2,667	3,828

MEMBER’S EQUITY (DEFICIT)
Member’s equity (deficit)	1,083	(341)
Total member’s equity (deficit)	1,083	(341)
TOTAL LIABILITIES AND MEMBER’S EQUITY (DEFICIT)	$3,750	$3,487

The accompanying notes are an integral part of these financial statements

SABLE POLYMER SOLUTIONS, llc

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	(Dollars in thousands)
	2015	2014

REVENUES	$14,047	$10,821
COST OF REVENUES	14,635	11,020
GROSS (LOSS)	(588)	(199)

OPERATING EXPENSES:
General and administrative	305	298
Depreciation and amortization	266	213
Total operating expenses	571	511
Loss from operations	(1,159)	(710)

OTHER INCOME (EXPENSE):
Other income, net of other expenses	74	-
Loss on abandonment of leasehold improvements	(43)	-
Interest expense	(77)	(65)
Total other income (expense)	(46)	(65)

NET LOSS	$(1,205)	$(775)

The accompanying notes are an integral part of these financial statements

SABLE POLYMER SOLUTIONS, llc

STATEMENT OF CHANGES IN MEMBER’S EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(Dollars in thousands)
Total

Balance at January 1, 2014	$434

Net loss for the year	(775)

Balance at December 31, 2014	(341)

Conversion of related party note payable to equity	2,629

Net loss for the year	(1,205)

Balance at December 31, 2015	$1,083

The accompanying notes are an integral part of these financial statements

SABLE POLYMER SOLUTIONS, llc

STATEMENTs OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	(Dollars in thousands)
	2015	2014
Cash flows from operating activities:
Net loss	$(1,205)	$(775)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	266	213
Loss on abandonment of leasehold improvements	43	-
Changes in assets and liabilities:
Accounts receivable	(48)	(275)
Accounts receivable – related parties	32	(32)
Inventory	(198)	(84)
Prepaid expenses	(40)	-
Other current assets	(25)	-
Accounts payable	(251)	119
Accounts payable – related parties	59	-
Accrued expenses	125	2
Accrued interest	1	5
Net cash used in operating activities	(1,241)	(827)

Cash flows from investing activities:
Purchases of property and equipment	(392)	(619)
Proceeds from sale of equipment	50	-
Net cash used in investing activities	(342)	(619)

Cash flows from financing activities:
Proceeds from borrowings	1,000	667
Repayments of debt	(166)	-
Proceeds from advances - related parties	700	753
Net cash provided by financing activities	1,534	1,273
NET (DECREASE) IN CASH	(49)	(173)
Cash - beginning of the year	80	253
Cash - end of the year	$31	$80

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$76	$60
Cash paid for income taxes	$-	$-

SUMMARY OF NONCASH ACTIVITIES:
Advances from related parties contributed to capital	$2,629	$-

The accompanying notes are an integral part of these financial statements

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

Sable Polymer Solutions, LLC, an LLC formed in Arkansas on September 10, 2012 (“Sable” or the “Company”) has expertise in the recycling and reclamation of resin materials. It operates a plastics recycling plant in Flowery Branch, Georgia. Sable principally purchases plastic and resin materials and after conversions and reformulation sells those products. In addition to those product sales, the Company performs limited tolling services for other customers. The Company operated as a partnership until March 2013 when it became a single member LLC.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is Management's opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, Management’s estimate of provisions required for non-collectible accounts receivable, an amount per pound of material processed for labor and overhead, and adjustments for lower of cost or market, obsolete or slow-moving inventory, which are shown net. Actual results could differ from those estimates.

Cash

Cash consists of cash and demand deposits.

Inventory

Inventory is stated at the lower of cost or market. Inventory cost is determined on a first in first out basis, and provisions are made to reduce slow-moving, obsolete, or unusable inventories to their estimated useful or scrap values.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from two to ten years.

FASB Codification Topic 360 “Property, Plant and Equipment” (“ASC 360”), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

The Company did not consider it necessary to record any impairment charges during the years ended December 31, 2015 and 2014.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

Shipping and Handling Costs

The Company reports shipping and handling revenues and their associated costs in cost of revenue, respectively. Shipping revenues and costs for the years ended December 31, 2015 and 2014 were nominal and included in cost of revenues.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

Revenue Recognition

Revenue primarily consists of the sale of recycled plastics products and is presented net of discounts and returns. Revenue is recognized when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard transfer terms are free on board (FOB) shipping point. Thus, delivery is considered to have occurred when title and risk of loss have passed to the customer at the time of shipment.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms. Management has determined that the allowance for doubtful accounts at December 31, 2015 and 2014 was $23 and $0, respectively. Provision for doubtful accounts was $35 and $0 for the years ended December 31, 2015 and 2014, respectively.

Income Taxes

The Company is a limited liability company treated as a disregarded entity for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company has been provided for in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

Fair Value of Financial Instruments

ASC 825, "Financial Instruments," requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

Fair Value Measurements

ASC 820, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

A related party receivable of $32 was outstanding at December 31, 2014 related to freight charges paid on behalf of the related party. Related party payables of $63, net were outstanding at December 31, 2015 related to equipment purchases.

Recently Issued Accounting Standards

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In November 2014, the FASB issued ASU No. 2014-17, “Business Combinations – Pushdown Accounting.” The provisions of ASU 2014-17 require management to determining whether and at what threshold an acquiree (acquired entity) can reflect the acquirer’s accounting and reporting basis (pushdown accounting) in its separate financial statements. Since neither unit of this business combination is in the development stage, nor had recognizable revenues during this period the application of push down accounting would not be of significant value to the readers of these consolidated financial statements. The Company has not elected to apply pushdown accounting in its separate financial statements upon occurrence of this event.

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (Topic 606), which supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition”, and most industry-specific guidance. ASU 2014-09 is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The amendments in ASU 2014-09 will be applied using one of two retrospective methods. The effective date will be the first quarter of the fiscal year ending December 31, 2018. The Company has not determined the potential effects on its financial statements.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Going Concern

The Company commenced operations in 2012, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $2,716 since inception. The accumulated deficit as well as recurring losses of $1,205 and $775 for the years ended December 31, 2015 and 2014, and the limited working capital surplus of $19 as of December 31, 2015, have resulted in the uncertainty of the Company to continue as a going concern.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company was acquired by Ecoark Holdings, Inc. on May 3, 2016 (see Note 10 below). The Company’s ability to raise additional funds is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: INVENTORY

Inventory, net of reserves, consisted of the following as of December 31, 2015 and 2014:

	2015	2014
Raw Materials	$702	$930
Finished Goods	536	110
Inventory	$1,238	$1,040

NOTE 3: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2015 and 2014:

	2015	2014
Furniture and fixtures	$116	$116
Computers and software costs	4	3
Machinery and equipment	1,834	1,539
Leasehold improvements	25	48
Total property and equipment	1,979	1,706
Accumulated depreciation, amortization	(588)	(348)
Property and equipment, net	$1,391	$1,358

Depreciation expense for 2015 and 2014 was $266 and $213, respectively. There was no impairment on these assets for this two-year period. There was a loss on the abandonment of leasehold improvements of $43 for the year ended December 31, 2015. The Company also sold $71 of equipment that had $21 of accumulated depreciation in 2015 for $50.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

NOTE 4: ACCOUNTS RECEIVABLE AND PAYABLE – RELATED PARTIES

The Company at times conducts business with related parties controlled by the sole member. At December 31, 2014 amounts receivable from related parties for these transactions was $32. At December 31, 2015 amounts owed to related parties was $63.

NOTE 5: NOTES PAYABLE

The Company has a note payable pursuant to a line of credit maintained with Generations Bank. The notes are secured by the accounts receivable, inventory and equipment of the Company, with monthly interest only at 5.5%, and a balloon payment at maturity. The note at December 31, 2015 originated July 15, 2015 with a maximum amount of $1,500 and is due in one year. The note at December 31, 2014 originated July 15, 2014 with a maximum amount of $500 and was due on July 15, 2015. The balance of the notes was $1,500 and $500 at December 31, 2015 and 2014, respectively. Average amounts outstanding under the line of credit were $818 and $428 for 2015 and 2014, respectively.

Interest expense on the notes for the years ended December 31, 2015 and 2014 was $44 and $24, respectively.

NOTE 6: ADVANCES – RELATED PARTIES

The advances – related parties represent non-interest bearing, unsecured, advances from the principal of the Company for working capital needs. The advances – related party had a balance outstanding at December 31, 2014 of $1,900 and there were $700 additional advances in 2015. On June 30, 2015, the principal of the Company converted $2,000 of the advances to a capital contribution in the Company. On December 31, 2015 the principal of the Company converted the remaining outstanding balance of $629 to a capital contribution in the Company.

NOTE 7: LONG-TERM DEBT

The following is a summary of long-term debt as of December 31, 2015 and 2014:

		2015	2014
Note payable – Generations Bank	(a)	$258	$356
Note payable – Generations Bank	(b)	244	313
Total		502	669
Less: current portion		(175)	(166)
Long-term debt		$327	$503

(a)	Five year note payable dated May 3, 2013 in the original principal amount of $500 accruing interest at 5.5% with monthly payments of $10 and secured by the plant equipment of the Company and the guaranty of the principal of the Company.

(b)	Five year note payable dated February 3, 2014 in the original principal amount of $367 accruing interest at 5.5% with monthly payments of $7 and secured by the plant equipment of the Company and the guaranty of the principal of the Company and an entity controlled by the principal of the Company.

Interest expense on the long-term debt for the years ended December 31, 2015 and 2014 was $33 and $41, respectively. Principal payments required are as follows: 2016 - $175, 2017 - $185, 2018 - $128 and 2019 - $14.

SABLE POLYMER SOLUTIONS, llc

NOTES TO FINANCIAL STATEMENTS

(DOLLAR AMOUNTS IN THOUSANDS)

DECEMBER 31, 2015

NOTE 8: COMMITMENTS AND CONTINGENCIES

Operating Leases and Relocation

The Company leases its operating facilities under a long-term, non-cancelable operating lease agreement. In 2015 the Company relocated to a larger plant facility. The lease term for the new facility began on September 1, 2015 and expires on January 31, 2021. Four months of free rent were provided under the new lease, and rent expense is recorded on a straight-line basis over the lease term. Rent expense was $230 and $147 for 2015 and 2014, respectively. Future minimum lease payments required under the operating lease are as follows: 2016 - $300, 2017 - $300, 2018 -$300, 2019 - $300, 2020 - $300 and 2021 - $25.

When the Company moved from the previous facility $48 of leasehold improvements were written off resulting in a loss of $43. In addition, the Company incurred approximately $50 of direct costs and approximately $210 of labor costs associated with the move.

nOTE 9: CONCENTRATIONS

During the years ended December 31, 2015 and 2014, the Company had three and four major customers comprising 54% and 72% of sales, respectively. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had four and six customers as of December 31, 2015 and 2014 with accounts receivable balances of 57% and 99%, respectively, of the total accounts receivable.

In addition, during the years ended December 31, 2015 and 2014, the Company had one and two major vendors comprising 10% and 21% of purchases, respectively. A major vendor is defined as a vendor that represents 10% or greater of total purchases. Additionally, the Company had two and one vendor as of December 31, 2015 and 2014 with accounts payable balances of 32% and 10%, respectively, of total accounts payable.

The Company does not believe that the risk associated with these customers and vendors will have an adverse effect on the business.

nOTE 10: SUBSEQUENT EVENTS

On May 3, 2016, the Company entered into a Share Exchange Agreement (the “Agreement”) by and among Ecoark Holdings, Inc. (“Ecoark”), Pioneer Products (an indirect subsidiary of Ecoark), and the holder of all of Sable’s membership interests.

Ecoark issued 2,000,000 shares of its common stock in exchange for all of Sable’s membership interests. Sable became a wholly-owned subsidiary of Pioneer Products.

No cash was paid relating to the acquisition of Sable. In April 2016, Ecoark advanced $600 to Sable for working capital purposes.